U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549











                                    Form 8-K










                  Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Exchange Act of 1934



         Date of Report                           March 1, 2004
                                       (Date of earliest event reported)



                              TGC Industries, Inc.

           (Exact name of registrant as specified in its charter)




        Texas                     0-14908                 74-2095844
   (State or other              (Commission           (I.R.S. Employer
    jurisdiction                File Number)         Identification No.)
   of incorporation)



        1304 Summit, Suite 2
        Plano, Texas                                          75074
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:      (972) 881-1099







Item 5.     Other Events and Regulation FD Disclosure.


     On March 1, 2004, TGC Industries, Inc. ("TGC" or the "Company") issued a press release reporting its results for the fiscal year ended December 31, 2003. The full text of the press release is set forth in Exhibit 99.1 hereto.

Item 7.     Financial Statements and Exhibits.

     (c)    Exhibits.

            99.1 Press Release dated March 1, 2004, reporting its results for the fiscal year ended December 31, 2003.

Signatures


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TGC INDUSTRIES, INC.


March 2, 2004
                                    By:  /s/ WAYNE A. WHITENER
                                             Wayne A. Whitener,
                                             President and CEO
                                        (Principal Executive Officer)
































Exhibit 99.1
_____________


                TGC Industries Returns to Profitability in 2003


Plano, Texas  -- Monday, March 1, 2004 -- TGC Industries, Inc. (Nasdaq OTC BB:
TGCI) announced today that the Company returned to profitability in 2003, its first profitable year since 1998.

The Company reported revenue of $8,468,051 for the twelve months ended December 31, 2003, compared with revenue of $6,262,206 for the same period of 2002. Net income, before dividend requirements on preferred stock, was $555,165 for 2003, compared with a net loss, before dividend requirements on preferred stock, of $(1,711,509) for 2002. Basic earnings per common share for 2003 was $0.05 compared with a loss per common share of $(0.37) for 2002.

As previously reported, the Company entered into the Vibroseis market in 2002, an existing market in which the Company had not participated in the past. The Vibroseis market has been very beneficial for the Company. As a result, the Company reported a 35% increase in revenue and its first profitable year since 1998. In addition, the Company has acquired three additional Vibroseis units and deployed its second seismic crew.

Mr. Wayne Whitener, President and CEO of TGC Industries, Inc. stated, "We are encouraged by the results for 2003 and management believes the Company will be able to operate at the two-crew level for the remainder of 2004 thereby improving its performance."

This report contains forward-looking statements which reflect the view of Company's management with respect to future events. Although management believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that expectations will prove to have been correct. Important factors that could cause actual results to differ materially from such expectations are disclosed in the Company's Securities and Exchange Commission filings, and include, but are not limited to the dependence upon energy industry spending for seismic services, the unpredictable nature of forecasting weather, the potential for contract delay or cancellation, the potential for fluctuations in oil and gas prices, and the availability of capital resources. The forward-looking statements contained herein reflect the current views of the Company's management and the Company assumes no obligation to update the forward-looking statements or to update the reasons actual results could differ from those contemplated by such forward-looking statements.

TGC, based in Plano, Texas, is a geophysical service company which primarily provides 3-D seismic services to oil and gas companies. It also maintains a geophysical gravity data bank.

                                (Table Follows)

Contact:                        Wayne Whitener     (972) 881-1099
                                President & CEO
                                Email: wwhitener@tgcseismic.com

Investor Relations Contact:     Andrew J. Kaplan   (732) 747-0702
                                Barry Kaplan Associates
                                623 River Road
                                Fair Haven, NJ  07704
                                Email:smallkap@aol.com

TGC Industries, Inc.
Condensed Balance Sheets

                                          December 31,      December 31,
                                              2003              2002
                                          ____________      ____________
                                             (Note)            (Note)

Cash and cash equivalents                  $1,025,221          $523,120
Receivables (net)                             797,454           662,050
Pre-Paid expenses and other                   136,816           134,810
                                           __________        __________
Current assets                              1,959,491         1,319,980
Other assets (net)                              4,824             4,824
Property and equipment (net)                  794,635         1,619,403
                                           __________        __________
   Total assets                            $2,758,950        $2,944,207
                                           ==========        ==========

Current liabilities                          $632,897        $1,455,794
Long-term obligations                         182,714           128,139
Stockholders' equity                        1,943,339         1,360,274
                                           __________        __________
   Total liabilities & equity              $2,758,950        $2,944,207
                                           ==========        ==========


Note:    The balance sheets at December 31, 2003 and 2002 have been derived from the audited financial statements at those dates.































TGC Industries, Inc.
Statements of Operations

                                                Twelve Months Ended
                                                     December 31,
                                                2003             2002
                                             ____________________________
                                               (Note)           (Note)

Revenue                                      $8,468,051       $6,262,206

Cost and expenses
Cost of services                              6,948,885        7,027,336
Selling, general, administrative                932,709          884,572
Interest expense                                  8,792           16,807
Debt financing costs                             22,500           45,000
                                             __________       __________
                                              7,912,886        7,973,715

NET INCOME (LOSS)                               555,165       (1,711,509)


Less dividend requirements on
    preferred stock                            (302,998)        (280,653)
                                             __________       __________

INCOME (LOSS) ALLOCABLE TO
   COMMON STOCKHOLDERS                         $252,167      $(1,992,162)


Earnings (loss) per common share:
      Basic                                        $.05            $(.37)
      Diluted                                      $.04            $(.37)

Weighted average number of
   common shares outstanding:
      Basic                                   5,546,132        5,330,492
      Diluted                                 6,279,109        5,330,492

     The statements of Operations for the twelve months ended December 31, 2003 and 2002 have been derived from the audited financial statements at those dates.